Note 12 - Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2011
Federal Home Loan Bank Advances, Disclosure [Text Block]
NOTE 12 – FEDERAL HOME LOAN BANK ADVANCES

Long term borrowings have been secured from the Federal Home Loan Bank. At year end, advances from the Federal Home Loan Bank were as follows:

(In Thousands of Dollars)
	2011	2010
Borrowings with a fixed rates at year end	$19,457	$40,658

Borrowings with a variable rate of interest at year end	$0	$0

Fixed rate advances shown above ranged in the interest rate owed from 1.28% to 7.30% and averaged 3.41% at year end 2011 and maturity dates ranged from January 2012 to March 2026. At the end of 2010, rates ranged from 0.73% to 7.30% and averaged 3.06%, with maturities ranging from January 2011 to March 2026. Each Federal Home Loan Bank advance is payable at its maturity date without penalty, however, substantial penalties do exist if an advance is paid before its contractual maturity. Such penalties vary from advance to advance and are based on the size, interest rate, and remaining term of each specific advance. Advances of $3.5 million may be converted from fixed to variable rate by the FHLB, but may be repaid, without penalty, if that option is exercised. The advances were collateralized by $183.7 million and $247.2 million of first mortgage loans under a blanket lien arrangement and pledges of specific mortgages at year end 2011 and 2010. As of December 31, 2011, we had $97.1 million of additional borrowing capacity with the Federal Home Loan Bank. Federal Home Loan Bank borrowings have decreased substantially as increased core deposits and low loan demand have combined to reduce the need for this funding in the near term.

Maturities of FHLB advances are as follows:

(In Thousands of Dollars)
2012	$7,776
2013	1,500
2014	0
2015	849
2016	3,113
2017 and thereafter	6,219
Total	$19,457